Alloy Online, Inc. has omitted from this Exhibit 10.5 portions of the Agreement for which Alloy Online, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.


                                                                    EXHIBIT 10.5

                              SECOND AMENDMENT TO

                         FULFILLMENT SERVICES AGREEMENT


     This Second Amendment to Fulfillment Services Agreement (the "AMENDMENT")

dated as of October 9, 1998, by and between Harrison Fulfillment Services, Inc.,

a Tennessee corporation ("HFS"), and Alloy Designs, Inc., a Delaware corporation

(the "COMPANY").

                                   WITNESSETH

     WHEREAS, the parties hereto have previously entered into that certain

Fulfillment Services agreement dated as of July 23, 1997 (the "AGREEMENT")

pursuant to which HFS has agreed to provide direct marketing services to Company for its direct marketing program for the sale of various merchandise sold through the Alloy Catalog (respectively, the "MERCHANDISE" and the "CATALOG");

and


     WHEREAS, the parties amended the Agreement pursuant to that certain

Amendment to Fulfillment Services Agreement dated as of September 1, 1997 to provide for catalog request processing and the pricing therefor; and


     WHEREAS, the parties desire that the Agreement be further amended as described herein.


     NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


     1.   EFFECTIVE DATE AND EXPIRATION DATE. The effective date of this amendment shall be October 9, 1998 (the "EFFECTIVE DATE") and Section 16(a) of

the

Agreement is hereby amended to provided that the Initial Term shall expire on

July 31, 2003.


     2.   TRANSACTION FEES. Section 5(b)(i) of the Agreement shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     (b) TRANSACTION FEES. The Company shall pay HFS transaction fees ("TRANSACTION FEES") structured on a tiered basis determined quarterly in January, April, July and October based on an annualization of the order volume experienced during the three month period ending on the last day of the calendar month immediately thereto. The applicable transaction rates at each order volume tier are set forth in new EXHIBITS D/a-1 through D/a-4 (collectively with original EXHIBIT D, the "TRANSACTION RATE EXHIBITS"). In the event that the annualized volume for any particular three month period is less than 150,000, then the transaction rates for such period shall be the rates set forth in original EXHIBIT D. The transaction rates shall be adjusted from time to time by the C.P.I. Adjustment and Forecast Adjustment described below (the transaction rates described herein as adjusted by the C.P.I. Adjustment and Forecast Adjustment are referred to herein as the "TRANSACTION RATES"). In the event that quarterly order volumes e qual or exceed 1,000,000 orders, the parties shall negotiate in good faith to determine mutually acceptable Transaction Rates for such volume levels.


     3.   FORECAST ADJUSTMENT. Section 5(b)(ii)B. shall be deleted in its entirety and the following shall be inserted in lieu thereof:


               B. From and after the Effective Date the Transaction Rates shall also be subject to adjustment (the "FORECAST ADJUSTMENT") as follows:
               1. In the event that the number of phone orders or items shipped (each a "COMPONENT") during any calendar month varies below the amount forecasted for such Component in the applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to HFS by no later than least fifteen (15) days prior to the commencement of such month) by more than ten percent (10%) but less than twenty-five percent (25%), then the Transaction Rates for such month shall be increased by ten percent (10%).
               2. In the event that a Component level during any calendar month varies below the amount forecasted for such Component in the applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to HFS by no later than least fifteen (15) days prior to the commencement of such month) by more than twenty-five percent (25%), then the Transaction Rates for such month shall be increased by twenty percent (20%).

     4.   PAYMENT OF TRANSACTION FEES. Section 6(b) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

     (b) TRANSACTION FEES. HFS shall, on a weekly basis, issue to the Company an invoice for estimated transaction fees (the "ESTIMATED TRANSACTION FEES") in the amount equal to the product of (i) the estimated number of orders taken by HFS during that week and (ii) the per order price prescribed by the applicable Transaction Rate Exhibit as determined by the Quarterly Forecast or Revised Quarterly Forecast applicable to such week (the "ASSUMED PER ORDER PRICE"). Such invoice shall be due and payable within ten (10) Business Days. HFS shall, on a monthly basis, issue to the Company an invoice setting forth the difference between the Estimated Transaction Fees paid during the previous month and the actual Transaction Fees incurred in respect of confirmed transactions serviced by HFS and based on the forecasted Transaction Rates (the "FORECAST TRANSACTION FEES") during the prior month. Any payments owing to HFS pursuant to such reconciliation of the Estimated Transaction Amount with the Forecast Transaction Fee s shall be due and payable within thirty (30) days following receipt of such invoice issued by HFS. If at the end of the applicable month there is a balance due the Company, HFS shall offset such balance against the following month's invoice. HFS shall, on a quarterly basis, issue to the Company an invoice reconciling the difference between the Forecast Transaction Fees paid during the previous quarter and the actual Transaction Fees incurred in respect of Services performed by HFS based on the applicable Transaction Rates for the actual transaction volume experience for such quarter, as determined from the Transaction Rate Exhibits, and as adjusted by the C.P.I. Adjustment and/or Forecast Adjustment, if any (the "ACTUAL TRANSACTION FEES"). Any payments owing to HFS pursuant to such reconciliation of the Forecast Transaction Amount with the Actual Transaction Fees shall be due and payable within thirty (30) days following receipt of such invoice issued by HFS. If at the end of the applicable quarter there i s a balance due the Company, HFS shall offset such balance against the following month's invoice.

     5.   CLOSE DOWN FEE PAYMENT. Section 6(d) of the Agreement shall be amended by deleting the phrase "ten (10) Business Days" in every instance in which it appears and inserting the phrase "thirty (30) days" in lieu thereof.


     6.   EARLY TERMINATION RIGHTS. (a) Section 16(b)(v) shall be deleted in its entirety and the following shall be inserted in lieu thereof:

               (v) OTHER COMPANY TERMINATION RIGHTS. The Company shall have the right to terminate this Agreement at any time after July 31, 1999 by providing HFS with written notice thereof at least one hundred eighty
          (180) days prior to such termination and payment of the unamortized amounts described in Section 6(c) hereof.

     (b) The following shall be inserted as a new Section 16(c):

          (c) EARLY TERMINATION PAYMENTS. In connection with the Transaction Rate and other changes contemplated by this Amendment, HFS will be making certain capital investments and asset additions which the parties believe are necessary to allow HFS to provide Services at the increased order volumes anticipated to be experienced after the Effective Date. In addition, HFS agreement to modify the Transaction rates is based on the expectation of such order volume increase. Consequently the parties agree that in the e vent that this Agreement is terminated prior to the end of the Initial Term as a result of a Default by the Company or as a result of the exercise by the Company of its right to terminate under Section 16(b)(v), that HFS shall be entitled to recoup its unamortized portion of the asset additions and recoup the foregone revenues resulting from the reduction in Transaction rates. Consequently, in the event of a termination of this Agreement prior to the end of the Initial Term as a result of (i) a Default by Company or (ii) an election by the Company pursuant to
          Section 16(b)(v), in addition to any other rights which HFS may have under this Agreement, the Company shall pay HFS an amount equal to sum of (A) the unamortized value of the fixed asset expenditures directly incurred by HFS to provide the Services to the Company plus (B) the product of (x) the difference between the original EXHIBIT D Transaction Rates and the revised Transaction Rates set forth in the other Transaction Rate Exhibits and (y) the actual transactions occurring between the Effective Date of this Amendment and [July 31, 1999] as more fully explained in the examples set forth in EXHIBIT H. HFS shall provide the Company a minimum of ninety (90) days notice prior to the purchase of such additional assets which will be involved in the calculation set forth in this Section 16(c) during which time the Company shall review the decision to add any such assets and inform HFS as to whether to delay or cancel the addition. Any such failure by the Company to notify HFS of its desire to cancel or delay any asset acquisition shall be deemed to be a consent by the Company to such asset acquisition. In the event of such cancellation or delay, HFS shall be obligated to use its reasonable best efforts to meet Service Levels but will otherwise be relieved from delivering Services at Service Levels not reasonably obtainable in the absence such asset additions. In the event of a termination requiring payment to be made to HFS under this Section 16(c), the Company may obtain valid offers and arrange for the disposal of the asset to a third party, and the proceeds therefrom may be applied against the amount owing to HFS hereunder with any remaining deficiency being the obligation of the Company. Upon receipt of a bona fide offer to purchase any such asset from a third party. The Company shall deliver a copy of such bona fide offer to HFS and HFS shall have ____ business days to agree to retain such asset(s) and offset the amount owing to HFS by the Company under this
          Section 16(c) by the price set forth in the bona fide offer of the third party


          6.   EXHIBIT A ADDITIONS. The following shall be added to Exhibit A as additional Services to be provided:


               37. A dedicated service group for the Company will be established.
               38. Account executives and support staff will be provided in the following numbers for the respective forecasted volume tiers:


                    TIER                          STAFF

                    Exhibit D                1 Account Representative
                    Exhibit D/a- 1           2 Account Representatives
                    Exhibit D/a-2            2 Account Representatives and
                                             one clerical support person
                    Exhibit D/a-3,a-4        3 Account Representatives and
                                             one clerical support person


          7.   BINDING EFFECT AND BENEFIT. The parties agree that this Amendment is in full compliance with Section 26 of the Agreement and is a valid modification and supplement to the Agreement which shall inure to the benefit of, and shall be binding upon, the parties, their heirs, successors and permitted assigns. All provisions of the Agreement not specifically amended hereby shall remain in full force and effect but shall be read so as to give effect to the foregoing amendments however, no further changes shall be effected by this Amendment.

     IN WITNESS WHEREOF, the Company has executed this Agreement effective the date first above written and HFS has executed and accepted this Agreement effective the same date.




                                      COMPANY:

                                      ALLOY DESIGNS, INC.

                                      By:    /s/ Samuel A. Gradess
                                             ----------------------------------

                                      Name:  Samuel A. Gradess

                                      Title: Director, Finance & Administration



                                      HFS:

                                      HARRISON FULFILLMENT SERVICES, INC.



                                      By:    /s/ Joe Dresnok
                                             ----------------------------------

                                      Name:  Joe Dresnok

                                      Title: President

                                                                    Exhibit D/1a

                                    EXHIBIT D

                               Alloy Designs, Inc.
                               150 Thousand Orders
                                Transaction Rates

----------------------------------------------------------------------------------------------
Revised Date              09/17/98   Current Date               09/29/98
                           9:00AM    Current Time                6:39 PM
----------------------------------------------------------------------------------------------
                                                               FEES
-----------------------------------------------------------------------------------------------------------------
ORDERS                               Phone orders (per minute charge)                         $    [          ]*  each minute
                                                                                              -------------------
                                     Mail Orders/Fax Orders (includes two (2)) line           $    [          ]*  each
                                     items/order
                                                                                              -------------------
                                     Check Verifications                                      $    [          ]*  each
                                                            Minimum $[       ]* per month
                                                                                              -------------------
                                     Check Verification and recovery                               [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Check Verification and Check Guarantee                   $    [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Transmittal orders (includes all line items)             $    [          ]*  each
                                                                                              -------------------
                                     Additional line items per order (Mail Order/Fax Orders   $    [          ]*  each
                                     Only)
                                                                                              -------------------
                                     Credit card Authorization                                $    [          ]*  each
                                                                                              -------------------
                                     Manual Credit Card Authorization                         $    [          ]*  each
                                                                                              -------------------
                                     Check/Cash/Money Order processing                        $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
KITTING                              Includes 3 items per kit                                 $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SHIPMENTS                            Catalog Shipments (includes 2 line items/shipment)       $    [          ]*  shipment
                                                                                              -------------------
                                     Catalog Shipment line items greater than two (2)         $    [          ]*  line item
-----------------------------------------------------------------------------------------------------------------

                                                                                              -------------------
                                     Guaranteed same-day shipment (optional)                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RECEIVING/STOCKING                   Receiving/Inspecting                                     $    [          ]*  each
                                                                                              -------------------
                                     Stocking/recording into inventory                        $    [          ]*  each
                                                                                              -------------------
                                     Inventory storage Reserve Warehouse (Calculated from     $    [          ]*  per cubic foot/mo
                                     peak day of the month on actual space utilized)
                                                                                              -------------------
                                     Inventory Storage Active Peak (Calculated on cubic foot  $    [          ]*  per cubic foot/mo
                                     of pick location)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RETURNS/EXCHANGES                    Returns to Harrison Fulfillment Services                 $    [          ]*  each
                                                                                              -------------------
                                     Exchange processing                                      $    [          ]*  each
                                                                                              -------------------
                                     Returns/Exchanges on freighted items additional          $    [          ]*  each
                                                                                              -------------------
                                     Return to vendor                                         $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CALL TAGS/TRACERS                    UPS call tags                                            $    [          ]*  each
                                                                                              -------------------
                                     Tracers                                                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GIFTS                                Gift Wrap                                                $    [          ]*  each
                                                                                              -------------------
                                     Gift Cards                                               $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE                     Calls
                                              Marketing lead calls (inbound)                  $    [          ]*  each
                                                                                              -------------------
                                              Non-order calls (inbound)                       $    [          ]*  each minute
                                                                                              -------------------
                                              Inbound Catalog Request (Alloy specified-Live   $    [          ]*  each minute
                                              Operator)
                                                                                              -------------------
                                              Inbound Catalog Request (Voice Mail) (Customer  $    [          ]*  each minute
                                              Talk Time)
                                                                                              -------------------
                                              Non-order calls (outbound)                      $    [          ]*  each minute
                                                                                              -------------------
                                     Non-Order correspondence
                                                                                              -------------------
                                              Customer Service Letters                        $    [          ]*  each
                                              Chargebacks                                     $    [          ]*  each
                                              NSF Check Collection                            $    [          ]*  each
                                              AR Manual Payments                              $    [          ]*  each
                                              Order Research                                  $    [          ]*  each hour
                                     Remote Monitoring                                        $    [          ]*  each hour
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1a


-----------------------------------------------------------------------------------------------------------------
MAIL ROOM                            Catalog Request                                          $    [          ]*   each
                                                                                              -------------------
                                     Fax transmissions                                        $    [          ]*   each
                                                                                              -------------------
                                     Copies                                                   $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FIXED FEES                           Dedicated Services Management Fee (DSG)                  $    [          ]*   week
                                                                                              -------------------
                                     Administrative fees                                      $    [          ]*   week
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE BILLING          Invoices Manual (Institutional purchase order billing)   $    [          ]*   each
                                                                                              -------------------
                                     Credit card statement processing (manual)                                     each
                                                                                              -------------------
                                     Credit card automated processing (Authorizations                              each
                                     payments)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
PRINT MAIL                           Marketing lead package (announcements/advances)          $    [          ]*   each
                                                                                              -------------------
                                     Monthly news letters                                     $    [          ]*   each
                                                                                              -------------------
                                     Automated Statement/past due notices                     $    [          ]*   each
                                                                                              -------------------
                                     Automated FTC Notices and Correspondence                 $    [          ]*   each
                                                                                              -------------------
                                     Automated Shipments invoices                             $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
BANKING                              Lock Box Check processing US (regular)                   $    [          ]*   each
                                                                                              -------------------
                                     Lock Box Check processing CAN (us funds)                 $    [          ]*   each
                                                                                              -------------------
                                     Canadian Checks drawn on Canadian Bank                   $    [          ]*
                                                                                              -------------------
                                     PO Box Rental                                            $    [          ]*   per year
                                                                                              -------------------
                                     Returned Checks/Recleared Checks and Cash Payments       $    [          ]*   each
                                                                                              -------------------
                                     Research                                                 $    [          ]*   per request
                                                                                              -------------------
                                     Deposits and Deposit balancing                           $    [          ]*   each
                                     ----------------------------------------------------------------------------
                             FDIC    DDA Maintenance                                          $    [          ]*   monthly
                                                                                              -------------------
                                     Additional DDA Statements                                $    [          ]*   each
                                                                                              -------------------
                                     Foreign Collection Expense                               $    [          ]*   each
                                                                                              -------------------
                                     Wire Transfers (debit)                                   $    [          ]*   each
                                                                                              -------------------
                                     ASH transfers (debit)                                    $    [          ]*   each
                                                                                              -------------------
                                     These fees are ased on charges by the
                                     Federal Reserve, FDIC and/or other
                                     depository institutions and are
                                     subject to change when the respective
                                     expense is changed. You will be
                                     notified promptly of any changes in
                                     prices for these services.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OPTIONAL SERVICES                    Optional Services:
                                                                                              -------------------
                                     Weekly Customer Satisfaction Survey:                     $    [          ]*   per month
                                                                                              -------------------
                                     Quarterly Business Reviews:                              $    [          ]*   per review
                                                                                              -------------------
                                     Upsell:                                                  $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SPECIAL PROJECTS FEES                Special Projects Fees:*
                                     Special projects include physical
                                     inventory, customer
                                     service/telemarketing operator
                                     training, special inventory processing
                                     (assembly, rework, refurbishment,
                                     etc.) and close down service

                                     All special projects are estimated by
                                     HFS and must be approved in writing by
                                     client before project commencement.

                                              Labor                                                PER HOUR
                                                                                              -------------------
                                     Office, Regular                                          $    [          ]*   hour
                                                                                              -------------------
                                     Office, Overtime                                         $    [          ]*   hour
                                                                                              -------------------
                                     Office, Sunday/Holiday                                   $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Regular                                       $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Overtime                                      $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Sunday/Holiday                                $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Regular                                     $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Overtime                                    $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Sunday/Holiday                              $    [          ]*   hour
                                                                                              -------------------
                                     Consulting Services                                      $    [          ]*   hour
                                                                                              -------------------
                                     Executive Consulting Services                            $    [          ]*   day
                                                                                              -------------------
                                     Approved HFS travel                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1a

-----------------------------------------------------------------------------------------------------------------
DATA BASE SELECTION                  Initial Customer file/order file load per thousand       $    [          ]*   per thousand
                                     records
                                                                                              -------------------
                                     Selection Table Set Up (Source Codes) (output id)        $    [          ]*
                                                                                              -------------------
                                     Test Selection With No Output                            $    [          ]*
                                                                                              -------------------
                                     Live Execution of Data Base                              $    [          ]*
                                                                                              -------------------
                                     Build Negative Option Order File                         $    [          ]*   per order
                                                                                              -------------------
                                     File Downloads                                           $    [          ]*   per record
                                                                                              -------------------
                                     Interface to third party data base and drop shippers     $    [          ]*   per order
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DATA PROCESSING                      Data processing support                                  $    [          ]*   order
                                                                                              -------------------
                                     EDI Interface transactions (order status, returns,       $    [          ]*   each
                                     cancels, etc.)
                                                                                              -------------------
                                     Computer programming services                            $    [          ]*   per hour
                                                                                              -------------------
                                     Computer script changes (report distribution changes,    $    [          ]*   per hour
                                     tape set-up, job changes, etc.)
                                                                                              -------------------
                                     Data Storage:
                                                                                              -------------------
                                     House file customer account record with inactivity >12   $    [          ]*   per month
                                     months
                                                                                              -------------------
                                     Order record (includes supplementary detail records)                          per record
-----------------------------------------------------------------------------------------------------------------
                                     competed >12 months                                      $    [          ]*   per month
                                                                                                                   per record
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER                                Other:
                                                                                              -------------------
                                     Supplies                                                 $    [          ]*
                                                                                              -------------------
                                     Materials                                                $    [          ]*
                                                                                              -------------------
                                     Stationery                                               $    [          ]*
                                                                                              -------------------
                                     Special Packaging Materials                              $    [          ]*
                                                                                              -------------------
                                     Postage and Courier                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       Remote communications lines and hardware                 $    [          ]*
                                     Telephone hardware (minimum lines = to number of 800     $    [          ]*   each line
                                     numbers)
                                                                                              -------------------
                                     (Regular lines rate is calculated by dividing the peak
                                     hour in a month by 15 calls per hour)
                                                                                              -------------------
                                     (Request lines rate is calculated by dividing the peak
                                     hour in a month by 60 calls per hour)
                                                                                              -------------------
                                     Outbound long distance usage                             $    [          ]*   hour
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) First 25,000 hours    $    [          ]*   hour
                                     annually
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) Hours in excess of    $    [          ]*   hour
                                     25,000 annually
                                                                                              -------------------
                                     Canadian toll free usage (WATS charges) Cost varies on   $    [          ]*
                                     usage & province
-----------------------------------------------------------------------------------------------------------------


ASSUMPTIONS                 The following assumptions were made in compiling the transaction rates:
                                                      Orders
                                                               ------------------                               ------------------
                                           (Positive Option)        [          ]*         Non-Order Call outs        [          ]%*
                                                               ------------------                               ------------------
                                        Telephone Percentage        [          ]%*        Non-Order Calls in         [          ]%*
                                                               ------------------                               ------------------
                                             Mail Percentage        [          ]%*        Catalog Request Phone      [          ]%*
                                                               ------------------                               ------------------
                                      Transmitted Percentage        [          ]%*        Non-Order                  [          ]%*
                                                               ------------------         correspondence
                                         Shipments per order        [          ]*                               ------------------
                                                               ------------------         Call Tags                  [          ]%*
                                             Items per order        [          ]*                               ------------------
                                                               ------------------         Tracers                    [          ]%*
                                     Returns/exchanges to HFS       [          ]%*                              ------------------
                                                               ------------------         Drop Ship %                [          ]%*
                                          Returns Electronic        [          ]%*                              ------------------
                                                               ------------------
                                                   Receiving        [          ]%*                              ------------------
                                                               ------------------         Catalog Request Mail       [          ]%*
                                        Gift Wrap Percentage        [          ]%*                              ------------------
                                                               ------------------         Advances (Neg. Option)     [          ]%*
                                        Gift Card Percentage        [          ]%*                              ------------------
                                                               ------------------


                                     The pricing was developed to these base assumptions and is subject to change if the assumptions change. Transaction rates are double for the following holidays: Christmas Eve, Christmas Day, New Year's Day,
                                     Memorial Day, Easter, July 4th, Labor day, Thanksgiving.


APPROVED CARRIERS                    Approved Carriers:  UPS, USPS, RPS, FEDX
                                     Any Business Partner requesting non-approved carriers will result in an additional charge of [ ]* a shipment.
                                     Any Business Partner requesting freight shipments will be charged a per-shipment charge.

prepared by Richard A. Pelletier

                                                                    Exhibit D/1b


                                ALLOY DESIGN, INC
         THREE CONSECUTIVE MONTHS CUMULATIVE ORDERS GREATER THAN 150,000
                                TRANSACTION RATES

----------------------------------------------------------------------------------------------
Revised Date           09/28/98      Current Date       09/29/98
                        9:00 AM      Current Time        6:41 PM
----------------------------------------------------------------------------------------------

                                                               FEES
-----------------------------------------------------------------------------------------------------------------
ORDERS                               Phone orders (per minute charge)                         $    [          ]* each minute
                                                                                             -------------------
                                     Mail Orders/Fax Orders (includes two (2)) line           $    [          ]*  each
                                     items/order
                                                                                              -------------------
                                     Check Verifications                                      $    [          ]*  each
                                                            Minimum $[       ]* per month
                                                                                              -------------------
                                     Check Verification and  recovery                              [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Check Verification and Check Guarantee                   $    [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Transmittal orders (includes all line items)             $    [          ]*  each
                                                                                              -------------------
                                     Additional line items per order (Mail Order/Fax Orders   $    [          ]*  each
                                     Only)
                                                                                              -------------------
                                     Credit card Authorization                                $    [          ]*  each
                                                                                              -------------------
                                     Manual Credit Card Authorization                         $    [          ]*  each
                                                                                              -------------------
                                     Check/Cash/Money Order processing                        $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
KITTING                              Includes 3 items per kit                                 $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SHIPMENTS                            Catalog Shipments (includes 2 line items/shipment)       $    [          ]*  shipment
                                                                                              -------------------
                                     Catalog Shipment line items greater than two (2)         $    [          ]*  line item
-----------------------------------------------------------------------------------------------------------------

                                                                                              -------------------
                                     Guaranteed same-day shipment (optional)                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RECEIVING/STOCKING                   Receiving/Inspecting                                     $    [          ]*  each
                                                                                              -------------------
                                     Stocking/recording into inventory                        $    [          ]*  each
                                                                                              -------------------
                                     Inventory storage Reserve Warehouse (Calculated from     $    [          ]*  per cubic foot/mo
                                     peak day of the month on actual space utilized)
                                                                                              -------------------
                                     Inventory Storage Active Peak (Calculated on cubic foot  $    [          ]*  per cubic foot/mo
                                     of pick location)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RETURNS/EXCHANGES                    Returns to Harrison Fulfillment Services                 $    [          ]*  each
                                                                                              -------------------
                                     Exchange processing                                      $    [          ]*  each
                                                                                              -------------------
                                     Returns/Exchanges on freighted items additional          $    [          ]*  each
                                                                                              -------------------
                                     Return to vendor                                         $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CALL TAGS/TRACERS                    UPS call tags                                            $    [          ]*  each
                                                                                              -------------------
                                     Tracers                                                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GIFTS                                Gift Wrap                                                $    [          ]*  each
                                                                                              -------------------
                                     Gift Cards                                               $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE                     Calls
                                              Marketing lead calls (inbound)                  $    [          ]*  each
                                                                                              -------------------
                                              Non-order calls (inbound)                       $    [          ]*  each minute
                                                                                              -------------------
                                              Inbound Catalog Request (Alloy specified-Live   $    [          ]*  each minute
                                              Operator)
                                                                                              -------------------
                                              Inbound Catalog Request (Voice Mail) (Customer  $    [          ]*  each minute
                                              Talk Time)
                                                                                              -------------------
                                              Non-order calls (outbound)                      $    [          ]*  each minute
                                                                                              -------------------
                                     Non-Order correspondence
                                                                                              -------------------
                                              Customer Service Letters                        $    [          ]*  each
                                              Chargebacks                                     $    [          ]*  each
                                              NSF Check Collection                            $    [          ]*  each
                                              AR Manual Payments                              $    [          ]*  each
                                              Order Research                                  $    [          ]*  each hour
                                     Remote Monitoring                                        $    [          ]*  each hour
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1b

-----------------------------------------------------------------------------------------------------------------
MAIL ROOM                            Catalog Request                                          $    [          ]*   each
                                                                                              -------------------
                                     Fax transmissions                                        $    [          ]*   each
                                                                                              -------------------
                                     Copies                                                   $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FIXED FEES                           Dedicated Services Management Fee (DSG)                  $    [          ]*   week
                                                                                              -------------------
                                     Administrative fees                                      $    [          ]*   week
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE BILLING          Invoices Manual (Institutional purchase order billing)   $    [          ]*   each
                                                                                              -------------------
                                     Credit card statement processing (manual)                                     each
                                                                                              -------------------
                                     Credit card automated processing (Authorizations                              each
                                     payments)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
PRINT MAIL                           Marketing lead package (announcements/advances)          $    [          ]*   each
                                                                                              -------------------
                                     Monthly news letters                                     $    [          ]*   each
                                                                                              -------------------
                                     Automated Statement/past due notices                     $    [          ]*   each
                                                                                              -------------------
                                     Automated FTC Notices and Correspondence                 $    [          ]*   each
                                                                                              -------------------
                                     Automated Shipments invoices                             $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
BANKING                              Lock Box Check processing US (regular)                   $    [          ]*   each
                                                                                              -------------------
                                     Lock Box Check processing CAN (us funds)                 $    [          ]*   each
                                                                                              -------------------
                                     Canadian Checks drawn on Canadian Bank                   $    [          ]*
                                                                                              -------------------
                                     PO Box Rental                                            $    [          ]*   per year
                                                                                              -------------------
                                     Returned Checks/Recleared Checks and Cash Payments       $    [          ]*   each
                                                                                              -------------------
                                     Research                                                 $    [          ]*   per request
                                                                                              -------------------
                                     Deposits and Deposit balancing                           $    [          ]*   each
                                     ----------------------------------------------------------------------------
                             FDIC    DDA Maintenance                                          $    [          ]*   monthly
                                                                                              -------------------
                                     Additional DDA Statements                                $    [          ]*   each
                                                                                              -------------------
                                     Foreign Collection Expense                               $    [          ]*   each
                                                                                              -------------------
                                     Wire Transfers (debit)                                   $    [          ]*   each
                                                                                              -------------------
                                     ASH transfers (debit)                                    $    [          ]*   each
                                                                                              -------------------
                                     These fees are ased on charges by the
                                     Federal Reserve, FDIC and/or other
                                     depository institutions and are
                                     subject to change when the respective
                                     expense is changed. You will be
                                     notified promptly of any changes in
                                     prices for these services.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OPTIONAL SERVICES                    Optional Services:
                                                                                              -------------------
                                     Weekly Customer Satisfaction Survey:                     $    [          ]*   per month
                                                                                              -------------------
                                     Quarterly Business Reviews:                              $    [          ]*   per review
                                                                                              -------------------
                                     Upsell:                                                  $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SPECIAL PROJECTS FEES                Special Projects Fees:*
                                     Special projects include physical
                                     inventory, customer
                                     service/telemarketing operator
                                     training, special inventory processing
                                     (assembly, rework, refurbishment,
                                     etc.) and close down service

                                     All special projects are estimated by
                                     HFS and must be approved in writing by
                                     client before project commencement.

                                              Labor                                                PER HOUR
                                                                                              -------------------
                                     Office, Regular                                          $    [          ]*   hour
                                                                                              -------------------
                                     Office, Overtime                                         $    [          ]*   hour
                                                                                              -------------------
                                     Office, Sunday/Holiday                                   $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Regular                                       $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Overtime                                      $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Sunday/Holiday                                $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Regular                                     $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Overtime                                    $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Sunday/Holiday                              $    [          ]*   hour
                                                                                              -------------------
                                     Consulting Services                                      $    [          ]*   hour
                                                                                              -------------------
                                     Executive Consulting Services                            $    [          ]*   day
                                                                                              -------------------
                                     Approved HFS travel                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1b

-----------------------------------------------------------------------------------------------------------------
DATA BASE SELECTION                  Initial Customer file/order file load per thousand       $    [          ]*   per thousand
                                     records
                                                                                              -------------------
                                     Selection Table Set Up (Source Codes) (output id)        $    [          ]*
                                                                                              -------------------
                                     Test Selection With No Output                            $    [          ]*
                                                                                              -------------------
                                     Live Execution of Data Base                              $    [          ]*
                                                                                              -------------------
                                     Build Negative Option Order File                         $    [          ]*   per order
                                                                                              -------------------
                                     File Downloads                                           $    [          ]*   per record
                                                                                              -------------------
                                     Interface to third party data base and drop shippers     $    [          ]*   per order
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DATA PROCESSING                      Data processing support                                  $    [          ]*   order
                                                                                              -------------------
                                     EDI Interface transactions (order status, returns,       $    [          ]*   each
                                     cancels, etc.)
                                                                                              -------------------
                                     Computer programming services                            $    [          ]*   per hour
                                                                                              -------------------
                                     Computer script changes (report distribution changes,    $    [          ]*   per hour
                                     tape set-up, job changes, etc.)
                                                                                              -------------------
                                     Data Storage:
                                                                                              -------------------
                                     House file customer account record with inactivity >12   $    [          ]*   per month
                                     months
                                                                                              -------------------
                                     Order record (includes supplementary detail records)                          per record
-----------------------------------------------------------------------------------------------------------------
                                     competed >12 months                                      $    [          ]*   per month
                                                                                                                   per record
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER                                Other:
                                                                                              -------------------
                                     Supplies                                                 $    [          ]*
                                                                                              -------------------
                                     Materials                                                $    [          ]*
                                                                                              -------------------
                                     Stationery                                               $    [          ]*
                                                                                              -------------------
                                     Special Packaging Materials                              $    [          ]*
                                                                                              -------------------
                                     Postage and Courier                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       Remote communications lines and hardware                 $    [          ]*
                                     Telephone hardware (minimum lines = to number of 800     $    [          ]*   each line
                                     numbers)
                                                                                              -------------------
                                     (Regular lines rate is calculated by dividing the peak
                                     hour in a month by 15 calls per hour)
                                                                                              -------------------
                                     (Request lines rate is calculated by dividing the peak
                                     hour in a month by 60 calls per hour)
                                                                                              -------------------
                                     Outbound long distance usage                             $    [          ]*   hour
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) First 25,000 hours    $    [          ]*   hour
                                     annually
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) Hours in excess of    $    [          ]*   hour
                                     25,000 annually
                                                                                              -------------------
                                     Canadian toll free usage (WATS charges) Cost varies on   $    [          ]*
                                     usage & province
-----------------------------------------------------------------------------------------------------------------


ASSUMPTIONS                 The following assumptions were made in compiling the transaction rates:
                                                      Orders
                                                               ------------------                               ------------------
                                           (Positive Option)        [          ]*         Non-Order Call outs        [          ]%*
                                                               ------------------                               ------------------
                                        Telephone Percentage        [          ]%*        Non-Order Calls in         [          ]%*
                                                               ------------------                               ------------------
                                             Mail Percentage        [          ]%*        Catalog Request Phone      [          ]%*
                                                               ------------------                               ------------------
                                      Transmitted Percentage        [          ]%*        Non-Order                  [          ]%*
                                                               ------------------         correspondence
                                         Shipments per order        [          ]*                               ------------------
                                                               ------------------         Call Tags                  [          ]%*
                                             Items per order        [          ]*                               ------------------
                                                               ------------------         Tracers                    [          ]%*
                                     Returns/exchanges to HFS       [          ]%*                              ------------------
                                                               ------------------         Drop Ship %                [          ]%*
                                          Returns Electronic        [          ]%*                              ------------------
                                                               ------------------
                                                   Receiving        [          ]%*                              ------------------
                                                               ------------------         Catalog Request Mail       [          ]%*
                                        Gift Wrap Percentage        [          ]%*                              ------------------
                                                               ------------------         Advances (Neg. Option)     [          ]%*
                                        Gift Card Percentage        [          ]%*                              ------------------
                                                               ------------------



                                     The pricing was developed to these base assumptions and is subject to change if the assumptions change. Transaction rates are double for the following holidays: Christmas Eve, Christmas Day, New Year's Day,
                                     Memorial Day, Easter, July 4th, Labor day, Thanksgiving.


APPROVED CARRIERS                    Approved Carriers:  UPS, USPS, RPS, FEDX
                                     Any Business Partner requesting non-approved carriers will result in an additional charge of [ ]* a shipment.
                                     Any Business Partner requesting freight shipments will be charged a per-shipment charge.

prepared by Richard A. Pelletier

                                                                    Exhibit D/1c

                                ALLOY DESIGN, INC
         THREE CONSECUTIVE MONTHS CUMULATIVE ORDERS GREATER THAN 300,000
                                TRANSACTION RATES

Revised Date           09/28/98      Current Date       09/29/98
                        9:00 AM      Current Time        6:42 PM
----------------------------------------------------------------------------------------------

                                                               FEES
-----------------------------------------------------------------------------------------------------------------
ORDERS                               Phone orders (per minute charge)                         $    [          ]*  each minute
                                                                                              -------------------
                                     Mail Orders/Fax Orders (includes two (2)) line           $    [          ]*  each
                                     items/order
                                                                                              -------------------
                                     Check Verifications                                      $    [          ]*  each
                                                            Minimum $[       ]* per month
                                                                                              -------------------
                                     Check Verification and  recovery                              [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Check Verification and Check Guarantee                   $    [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Transmittal orders (includes all line items)             $    [          ]*  each
                                                                                              -------------------
                                     Additional line items per order (Mail Order/Fax Orders   $    [          ]*  each
                                     Only)
                                                                                              -------------------
                                     Credit card Authorization                                $    [          ]*  each
                                                                                              -------------------
                                     Manual Credit Card Authorization                         $    [          ]*  each
                                                                                              -------------------
                                     Check/Cash/Money Order processing                        $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
KITTING                              Includes 3 items per kit                                 $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SHIPMENTS                            Catalog Shipments (includes 2 line items/shipment)       $    [          ]*  shipment
                                                                                              -------------------
                                     Catalog Shipment line items greater than two (2)         $    [          ]*  line item
-----------------------------------------------------------------------------------------------------------------

                                                                                              -------------------
                                     Guaranteed same-day shipment (optional)                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RECEIVING/STOCKING                   Receiving/Inspecting                                     $    [          ]*  each
                                                                                              -------------------
                                     Stocking/recording into inventory                        $    [          ]*  each
                                                                                              -------------------
                                     Inventory storage Reserve Warehouse (Calculated from     $    [          ]*  per cubic foot/mo
                                     peak day of the month on actual space utilized)
                                                                                              -------------------
                                     Inventory Storage Active Peak (Calculated on cubic foot  $    [          ]*  per cubic foot/mo
                                     of pick location)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RETURNS/EXCHANGES                    Returns to Harrison Fulfillment Services                 $    [          ]*  each
                                                                                              -------------------
                                     Exchange processing                                      $    [          ]*  each
                                                                                              -------------------
                                     Returns/Exchanges on freighted items additional          $    [          ]*  each
                                                                                              -------------------
                                     Return to vendor                                         $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CALL TAGS/TRACERS                    UPS call tags                                            $    [          ]*  each
                                                                                              -------------------
                                     Tracers                                                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GIFTS                                Gift Wrap                                                $    [          ]*  each
                                                                                              -------------------
                                     Gift Cards                                               $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE                     Calls
                                              Marketing lead calls (inbound)                  $    [          ]*  each
                                                                                              -------------------
                                              Non-order calls (inbound)                       $    [          ]*  each minute
                                                                                              -------------------
                                              Inbound Catalog Request (Alloy specified-Live   $    [          ]*  each minute
                                              Operator)
                                                                                              -------------------
                                              Inbound Catalog Request (Voice Mail) (Customer  $    [          ]*  each minute
                                              Talk Time)
                                                                                              -------------------
                                              Non-order calls (outbound)                      $    [          ]*  each minute
                                                                                              -------------------
                                     Non-Order correspondence
                                                                                              -------------------
                                              Customer Service Letters                        $    [          ]*  each
                                              Chargebacks                                     $    [          ]*  each
                                              NSF Check Collection                            $    [          ]*  each
                                              AR Manual Payments                              $    [          ]*  each
                                              Order Research                                  $    [          ]*  each hour
                                     Remote Monitoring                                        $    [          ]*  each hour
-----------------------------------------------------------------------------------------------------------------


                                                                    Exhibit D/1c

-----------------------------------------------------------------------------------------------------------------
MAIL ROOM                            Catalog Request                                          $    [          ]*   each
                                                                                              -------------------
                                     Fax transmissions                                        $    [          ]*   each
                                                                                              -------------------
                                     Copies                                                   $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FIXED FEES                           Dedicated Services Management Fee (DSG)                  $    [          ]*   week
                                                                                              -------------------
                                     Administrative fees                                      $    [          ]*   week
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE BILLING          Invoices Manual (Institutional purchase order billing)   $    [          ]*   each
                                                                                              -------------------
                                     Credit card statement processing (manual)                                     each
                                                                                              -------------------
                                     Credit card automated processing (Authorizations                              each
                                     payments)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
PRINT MAIL                           Marketing lead package (announcements/advances)          $    [          ]*   each
                                                                                              -------------------
                                     Monthly news letters                                     $    [          ]*   each
                                                                                              -------------------
                                     Automated Statement/past due notices                     $    [          ]*   each
                                                                                              -------------------
                                     Automated FTC Notices and Correspondence                 $    [          ]*   each
                                                                                              -------------------
                                     Automated Shipments invoices                             $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
BANKING                              Lock Box Check processing US (regular)                   $    [          ]*   each
                                                                                              -------------------
                                     Lock Box Check processing CAN (us funds)                 $    [          ]*   each
                                                                                              -------------------
                                     Canadian Checks drawn on Canadian Bank                   $    [          ]*
                                                                                              -------------------
                                     PO Box Rental                                            $    [          ]*   per year
                                                                                              -------------------
                                     Returned Checks/Recleared Checks and Cash Payments       $    [          ]*   each
                                                                                              -------------------
                                     Research                                                 $    [          ]*   per request
                                                                                              -------------------
                                     Deposits and Deposit balancing                           $    [          ]*   each
                                     ----------------------------------------------------------------------------
                             FDIC    DDA Maintenance                                          $    [          ]*   monthly
                                                                                              -------------------
                                     Additional DDA Statements                                $    [          ]*   each
                                                                                              -------------------
                                     Foreign Collection Expense                               $    [          ]*   each
                                                                                              -------------------
                                     Wire Transfers (debit)                                   $    [          ]*   each
                                                                                              -------------------
                                     ASH transfers (debit)                                    $    [          ]*   each
                                                                                              -------------------
                                     These fees are ased on charges by the
                                     Federal Reserve, FDIC and/or other
                                     depository institutions and are
                                     subject to change when the respective
                                     expense is changed. You will be
                                     notified promptly of any changes in
                                     prices for these services.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OPTIONAL SERVICES                    Optional Services:
                                                                                              -------------------
                                     Weekly Customer Satisfaction Survey:                     $    [          ]*   per month
                                                                                              -------------------
                                     Quarterly Business Reviews:                              $    [          ]*   per review
                                                                                              -------------------
                                     Upsell:                                                  $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SPECIAL PROJECTS FEES                Special Projects Fees:*
                                     Special projects include physical
                                     inventory, customer
                                     service/telemarketing operator
                                     training, special inventory processing
                                     (assembly, rework, refurbishment,
                                     etc.) and close down service

                                     All special projects are estimated by
                                     HFS and must be approved in writing by
                                     client before project commencement.

                                              Labor                                                PER HOUR
                                                                                              -------------------
                                     Office, Regular                                          $    [          ]*   hour
                                                                                              -------------------
                                     Office, Overtime                                         $    [          ]*   hour
                                                                                              -------------------
                                     Office, Sunday/Holiday                                   $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Regular                                       $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Overtime                                      $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Sunday/Holiday                                $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Regular                                     $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Overtime                                    $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Sunday/Holiday                              $    [          ]*   hour
                                                                                              -------------------
                                     Consulting Services                                      $    [          ]*   hour
                                                                                              -------------------
                                     Executive Consulting Services                            $    [          ]*   day
                                                                                              -------------------
                                     Approved HFS travel                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1c

-----------------------------------------------------------------------------------------------------------------
DATA BASE SELECTION                  Initial Customer file/order file load per thousand       $    [          ]*   per thousand
                                     records
                                                                                              -------------------
                                     Selection Table Set Up (Source Codes) (output id)        $    [          ]*
                                                                                              -------------------
                                     Test Selection With No Output                            $    [          ]*
                                                                                              -------------------
                                     Live Execution of Data Base                              $    [          ]*
                                                                                              -------------------
                                     Build Negative Option Order File                         $    [          ]*   per order
                                                                                              -------------------
                                     File Downloads                                           $    [          ]*   per record
                                                                                              -------------------
                                     Interface to third party data base and drop shippers     $    [          ]*   per order
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DATA PROCESSING                      Data processing support                                  $    [          ]*   order
                                                                                              -------------------
                                     EDI Interface transactions (order status, returns,       $    [          ]*   each
                                     cancels, etc.)
                                                                                              -------------------
                                     Computer programming services                            $    [          ]*   per hour
                                                                                              -------------------
                                     Computer script changes (report distribution changes,    $    [          ]*   per hour
                                     tape set-up, job changes, etc.)
                                                                                              -------------------
                                     Data Storage:
                                                                                              -------------------
                                     House file customer account record with inactivity >12   $    [          ]*   per month
                                     months
                                                                                              -------------------
                                     Order record (includes supplementary detail records)                          per record
-----------------------------------------------------------------------------------------------------------------
                                     competed >12 months                                      $    [          ]*   per month
                                                                                                                   per record
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER                                Other:
                                                                                              -------------------
                                     Supplies                                                 $    [          ]*
                                                                                              -------------------
                                     Materials                                                $    [          ]*
                                                                                              -------------------
                                     Stationery                                               $    [          ]*
                                                                                              -------------------
                                     Special Packaging Materials                              $    [          ]*
                                                                                              -------------------
                                     Postage and Courier                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       Remote communications lines and hardware                 $    [          ]*
                                     Telephone hardware (minimum lines = to number of 800     $    [          ]*   each line
                                     numbers)
                                                                                              -------------------
                                     (Regular lines rate is calculated by dividing the peak
                                     hour in a month by 15 calls per hour)
                                                                                              -------------------
                                     (Request lines rate is calculated by dividing the peak
                                     hour in a month by 60 calls per hour)
                                                                                              -------------------
                                     Outbound long distance usage                             $    [          ]*   hour
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) First 25,000 hours    $    [          ]*   hour
                                     annually
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) Hours in excess of    $    [          ]*   hour
                                     25,000 annually
                                                                                              -------------------
                                     Canadian toll free usage (WATS charges) Cost varies on   $    [          ]*
                                     usage & province
-----------------------------------------------------------------------------------------------------------------

ASSUMPTIONS                 The following assumptions were made in compiling the transaction rates:
                                                      Orders
                                                               ------------------                               ------------------
                                           (Positive Option)        [          ]*         Non-Order Call outs        [          ]%*
                                                               ------------------                               ------------------
                                        Telephone Percentage        [          ]%*        Non-Order Calls in         [          ]%*
                                                               ------------------                               ------------------
                                             Mail Percentage        [          ]%*        Catalog Request Phone      [          ]%*
                                                               ------------------                               ------------------
                                      Transmitted Percentage        [          ]%*        Non-Order                  [          ]%*
                                                               ------------------         correspondence
                                         Shipments per order        [          ]*                               ------------------
                                                               ------------------         Call Tags                  [          ]%*
                                             Items per order        [          ]*                               ------------------
                                                               ------------------         Tracers                    [          ]%*
                                     Returns/exchanges to HFS       [          ]%*                              ------------------
                                                               ------------------         Drop Ship %                [          ]%*
                                          Returns Electronic        [          ]%*                              ------------------
                                                               ------------------
                                                   Receiving        [          ]%*                              ------------------
                                                               ------------------         Catalog Request Mail       [          ]%*
                                        Gift Wrap Percentage        [          ]%*                              ------------------
                                                               ------------------         Advances (Neg. Option)     [          ]%*
                                        Gift Card Percentage        [          ]%*                              ------------------
                                                               ------------------


                                     The pricing was developed to these base assumptions and is subject to change if the assumptions change. Transaction rates are double for the following holidays: Christmas Eve, Christmas Day, New Year's Day,
                                     Memorial Day, Easter, July 4th, Labor day, Thanksgiving.


APPROVED CARRIERS                    Approved Carriers:  UPS, USPS, RPS, FEDX
                                     Any Business Partner requesting non-approved carriers will result in an additional charge of [ ]* a shipment.
                                     Any Business Partner requesting freight shipments will be charged a per-shipment charge.

prepared by Richard A. Pelletier

                                                                    Exhibit D/1d

                               ALLOY DESIGN, INC.
         THREE CONSECUTIVE MONTHS CUMULATIVE ORDERS GREATER THAN 600,000
                                TRANSACTION RATES

----------------------------------------------------------------------------------------------
REVISED DATE           09/28/98      CURRENT DATE       09/29/98
                        9:00 AM      CURRENT TIME        6:45 PM
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ORDERS                               Phone orders (per minute charge)                         $    [          ]*  each minute
                                                                                              -------------------
                                     Mail Orders/Fax Orders (includes two (2)) line           $    [          ]*  each
                                     items/order
                                                                                              -------------------
                                     Check Verifications                                      $    [          ]*  each
                                                            Minimum $[       ]* per month
                                                                                              -------------------
                                     Check Verification and  recovery                              [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Check Verification and Check Guarantee                   $    [          ]*  each
                                                            Minimum $[      ]* per month
                                                                                              -------------------
                                     Transmittal orders (includes all line items)             $    [          ]*  each
                                                                                              -------------------
                                     Additional line items per order (Mail Order/Fax Orders   $    [          ]*  each
                                     Only)
                                                                                              -------------------
                                     Credit card Authorization                                $    [          ]*  each
                                                                                              -------------------
                                     Manual Credit Card Authorization                         $    [          ]*  each
                                                                                              -------------------
                                     Check/Cash/Money Order processing                        $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
KITTING                              Includes 3 items per kit                                 $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SHIPMENTS                            Catalog Shipments (includes 2 line items/shipment)       $    [          ]*  shipment
                                                                                              -------------------
                                     Catalog Shipment line items greater than two (2)         $    [          ]*  line item
-----------------------------------------------------------------------------------------------------------------

                                                                                              -------------------
                                     Guaranteed same-day shipment (optional)                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RECEIVING/STOCKING                   Receiving/Inspecting                                     $    [          ]*  each
                                                                                              -------------------
                                     Stocking/recording into inventory                        $    [          ]*  each
                                                                                              -------------------
                                     Inventory storage Reserve Warehouse (Calculated from     $    [          ]*  per cubic foot/mo
                                     peak day of the month on actual space utilized)
                                                                                              -------------------
                                     Inventory Storage Active Peak (Calculated on cubic foot  $    [          ]*  per cubic foot/mo
                                     of pick location)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RETURNS/EXCHANGES                    Returns to Harrison Fulfillment Services                 $    [          ]*  each
                                                                                              -------------------
                                     Exchange processing                                      $    [          ]*  each
                                                                                              -------------------
                                     Returns/Exchanges on freighted items additional          $    [          ]*  each
                                                                                              -------------------
                                     Return to vendor                                         $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CALL TAGS/TRACERS                    UPS call tags                                            $    [          ]*  each
                                                                                              -------------------
                                     Tracers                                                  $    [          ]*  each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
GIFTS                                Gift Wrap                                                $    [          ]*  each
                                                                                              -------------------
                                     Gift Cards                                               $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE                     Calls
                                              Marketing lead calls (inbound)                  $    [          ]*  each
                                                                                              -------------------
                                              Non-order calls (inbound)                       $    [          ]*  each minute
                                                                                              -------------------
                                              Inbound Catalog Request (Alloy specified-Live   $    [          ]*  each minute
                                              Operator)
                                                                                              -------------------
                                              Inbound Catalog Request (Voice Mail) (Customer  $    [          ]*  each minute
                                              Talk Time)
                                                                                              -------------------
                                              Non-order calls (outbound)                      $    [          ]*  each minute
                                                                                              -------------------
                                     Non-Order correspondence
                                                                                              -------------------
                                              Customer Service Letters                        $    [          ]*  each
                                              Chargebacks                                     $    [          ]*  each
                                              NSF Check Collection                            $    [          ]*  each
                                              AR Manual Payments                              $    [          ]*  each
                                              Order Research                                  $    [          ]*  each hour
                                     Remote Monitoring                                        $    [          ]*  each hour
-----------------------------------------------------------------------------------------------------------------


                                                                    Exhibit D/1d

-----------------------------------------------------------------------------------------------------------------
MAIL ROOM                            Catalog Request                                          $    [          ]*   each
                                                                                              -------------------
                                     Fax transmissions                                        $    [          ]*   each
                                                                                              -------------------
                                     Copies                                                   $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FIXED FEES                           Dedicated Services Management Fee (DSG)                  $    [          ]*   week
                                                                                              -------------------
                                     Administrative fees                                      $    [          ]*   week
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE BILLING          Invoices Manual (Institutional purchase order billing)   $    [          ]*   each
                                                                                              -------------------
                                     Credit card statement processing (manual)                                     each
                                                                                              -------------------
                                     Credit card automated processing (Authorizations                              each
                                     payments)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
PRINT MAIL                           Marketing lead package (announcements/advances)          $    [          ]*   each
                                                                                              -------------------
                                     Monthly news letters                                     $    [          ]*   each
                                                                                              -------------------
                                     Automated Statement/past due notices                     $    [          ]*   each
                                                                                              -------------------
                                     Automated FTC Notices and Correspondence                 $    [          ]*   each
                                                                                              -------------------
                                     Automated Shipments invoices                             $    [          ]*   each
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
BANKING                              Lock Box Check processing US (regular)                   $    [          ]*   each
                                                                                              -------------------
                                     Lock Box Check processing CAN (us funds)                 $    [          ]*   each
                                                                                              -------------------
                                     Canadian Checks drawn on Canadian Bank                   $    [          ]*
                                                                                              -------------------
                                     PO Box Rental                                            $    [          ]*   per year
                                                                                              -------------------
                                     Returned Checks/Recleared Checks and Cash Payments       $    [          ]*   each
                                                                                              -------------------
                                     Research                                                 $    [          ]*   per request
                                                                                              -------------------
                                     Deposits and Deposit balancing                           $    [          ]*   each
                                     ----------------------------------------------------------------------------
                             FDIC    DDA Maintenance                                          $    [          ]*   monthly
                                                                                              -------------------
                                     Additional DDA Statements                                $    [          ]*   each
                                                                                              -------------------
                                     Foreign Collection Expense                               $    [          ]*   each
                                                                                              -------------------
                                     Wire Transfers (debit)                                   $    [          ]*   each
                                                                                              -------------------
                                     ASH transfers (debit)                                    $    [          ]*   each
                                                                                              -------------------
                                     These fees are based on charges by the
                                     Federal Reserve, FDIC and/or other
                                     depository institutions and are
                                     subject to change when the respective
                                     expense is changed. You will be
                                     notified promptly of any changes in
                                     prices for these services.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OPTIONAL SERVICES                    Optional Services:
                                                                                              -------------------
                                     Weekly Customer Satisfaction Survey:                     $    [          ]*   per month
                                                                                              -------------------
                                     Quarterly Business Reviews:                              $    [          ]*   per review
                                                                                              -------------------
                                     Upsell:                                                  $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
SPECIAL PROJECTS FEES                Special Projects Fees:*
                                     Special projects include physical
                                     inventory, customer
                                     service/telemarketing operator
                                     training, special inventory processing
                                     (assembly, rework, refurbishment,
                                     etc.) and close down service

                                     All special projects are estimated by
                                     HFS and must be approved in writing by
                                     client before project commencement.

                                              Labor                                                PER HOUR
                                                                                              -------------------
                                     Office, Regular                                          $    [          ]*   hour
                                                                                              -------------------
                                     Office, Overtime                                         $    [          ]*   hour
                                                                                              -------------------
                                     Office, Sunday/Holiday                                   $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Regular                                       $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Overtime                                      $    [          ]*   hour
                                                                                              -------------------
                                     Warehouse, Sunday/Holiday                                $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Regular                                     $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Overtime                                    $    [          ]*   hour
                                                                                              -------------------
                                     Supervisory, Sunday/Holiday                              $    [          ]*   hour
                                                                                              -------------------
                                     Consulting Services                                      $    [          ]*   hour
                                                                                              -------------------
                                     Executive Consulting Services                            $    [          ]*   day
                                                                                              -------------------
                                     Approved HFS travel                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit D/1d

-----------------------------------------------------------------------------------------------------------------
DATA BASE SELECTION                  Initial Customer file/order file load per thousand       $    [          ]*   per thousand
                                     records
                                                                                              -------------------
                                     Selection Table Set Up (Source Codes) (output id)        $    [          ]*
                                                                                              -------------------
                                     Test Selection With No Output                            $    [          ]*
                                                                                              -------------------
                                     Live Execution of Data Base                              $    [          ]*
                                                                                              -------------------
                                     Build Negative Option Order File                         $    [          ]*   per order
                                                                                              -------------------
                                     File Downloads                                           $    [          ]*   per record
                                                                                              -------------------
                                     Interface to third party data base and drop shippers     $    [          ]*   per order
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
DATA PROCESSING                      Data processing support                                  $    [          ]*   order
                                                                                              -------------------
                                     EDI Interface transactions (order status, returns,       $    [          ]*   each
                                     cancels, etc.)
                                                                                              -------------------
                                     Computer programming services                            $    [          ]*   per hour
                                                                                              -------------------
                                     Computer script changes (report distribution changes,    $    [          ]*   per hour
                                     tape set-up, job changes, etc.)
                                                                                              -------------------
                                     Data Storage:
                                                                                              -------------------
                                     House file customer account record with inactivity >12   $    [          ]*   per month
                                     months
                                                                                              -------------------
                                     Order record (includes supplementary detail records)                          per record
-----------------------------------------------------------------------------------------------------------------
                                     competed >12 months                                      $    [          ]*   per month
                                                                                                                   per record
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER                                Other:
                                                                                              -------------------
                                     Supplies                                                 $    [          ]*
                                                                                              -------------------
                                     Materials                                                $    [          ]*
                                                                                              -------------------
                                     Stationery                                               $    [          ]*
                                                                                              -------------------
                                     Special Packaging Materials                              $    [          ]*
                                                                                              -------------------
                                     Postage and Courier                                      $    [          ]*
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                       Remote communications lines and hardware                 $    [          ]*
                                     Telephone hardware (minimum lines = to number of 800     $    [          ]*   each line
                                     numbers)
                                                                                              -------------------
                                     (Regular lines rate is calculated by dividing the peak
                                     hour in a month by 15 calls per hour)
                                                                                              -------------------
                                     (Request lines rate is calculated by dividing the peak
                                     hour in a month by 60 calls per hour)
                                                                                              -------------------
                                     Outbound long distance usage                             $    [          ]*   hour
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) First 25,000 hours    $    [          ]*   hour
                                     annually
                                                                                              -------------------
                                     Toll free 800 usage (WATS charges) Hours in excess of    $    [          ]*   hour
                                     25,000 annually
                                                                                              -------------------
                                     Canadian toll free usage (WATS charges) Cost varies on   $    [          ]*
                                     usage & province
-----------------------------------------------------------------------------------------------------------------

ASSUMPTIONS                 The following assumptions were made in compiling the transaction rates:
                                                      Orders
                                                               ------------------                               ------------------
                                           (Positive Option)        [          ]*         Non-Order Call outs        [          ]%*
                                                               ------------------                               ------------------
                                        Telephone Percentage        [          ]%*        Non-Order Calls in         [          ]%*
                                                               ------------------                               ------------------
                                             Mail Percentage        [          ]%*        Catalog Request Phone      [          ]%*
                                                               ------------------                               ------------------
                                      Transmitted Percentage        [          ]%*        Non-Order                  [          ]%*
                                                               ------------------         correspondence
                                         Shipments per order        [          ]*                               ------------------
                                                               ------------------         Call Tags                  [          ]%*
                                             Items per order        [          ]*                               ------------------
                                                               ------------------         Tracers                    [          ]%*
                                     Returns/exchanges to HFS       [          ]%*                              ------------------
                                                               ------------------         Drop Ship %                [          ]%*
                                          Returns Electronic        [          ]%*                              ------------------
                                                               ------------------
                                                   Receiving        [          ]%*                              ------------------
                                                               ------------------         Catalog Request Mail       [          ]%*
                                        Gift Wrap Percentage        [          ]%*                              ------------------
                                                               ------------------         Advances (Neg. Option)     [          ]%*
                                        Gift Card Percentage        [          ]%*                              ------------------
                                                               ------------------


                                     The pricing was developed to these base assumptions and is subject to change if the assumptions change. Transaction rates are double for the following holidays: Christmas Eve, Christmas Day, New Year's Day,
                                     Memorial Day, Easter, July 4th, Labor day, Thanksgiving.


APPROVED CARRIERS                    Approved Carriers:  UPS, USPS, RPS, FEDX
                                     Any Business Partner requesting non-approved carriers will result in an additional charge of [ ]* a shipment.
                                     Any Business Partner requesting freight shipments will be charged a per-shipment charge.

prepared by Richard A. Pelletier

                               ALLOY DESIGNS, INC.

                                    EXHIBIT H

          AMORTIZATION OF TRANSACTION SAVINGS AND FIXED ASSET ADDITIONS


         TRANSACTION RATE CHARGES: In the event of a termination of this agreement the difference in transaction rates charged via the second amendment

(schedules D/1a, D/1b, D/1c and D/1d) and the prior transaction rate schedule

(D) multiplied by the actual transactions for the period August 8, 1998 through

July 31, 1999, shall be amortized on a straight-line basis. The following additional points are to be incorporated into this amoritization.

   * Amortization period to be four years (from August 1, 1999 through July 31,

     2003).

   * For purposes of the calculation of the transaction rate savings, Exhibit D telephone charges are defined to be $[  ]* per minute. Calls on the catalog request line are defined to be $[  ]* /minute.

   * For purposes of the calculation of the transaction rate savings for catalog request calls, the difference between the rate charged and the $[  ]*

     /minute (defined rate for Schedule D) will be multiplied by actual transactions (minutes) billed then multiplied by [ ]*%. (Only [ ]*% of the savings will be included in the calculation of the amount to be amortized.).

   Regarding Additions:

   * Additions will be amortized over the remaining life of the contract on a straight-line basis.

         ESTIMATED VALUE OF PRESENT CONTRACT CHANGES. This is an example to demonstrate the calculation of buy-out cost to Alloy in the event of a contract change. (Note that while the example below assumes a cost per order for calculation purposes, the actual calculation will be based on the individual transaction components of the bill).


-------------------------------------------------------------------------------------------
Time Period   Total Orders     Cost/Order Old     Cost/Order New      Difference      Value

-------------------------------------------------------------------------------------------
 June-Jan         [  ]*             $[  ]*             $[  ]*            $[  ]*       $[  ]*
-------------------------------------------------------------------------------------------
Feb-July 99       [  ]*             $[  ]*             $[  ]*            $[  ]*       $[  ]*
-------------------------------------------------------------------------------------------
   TOTAL          [  ]*                                                               $[  ]*
-------------------------------------------------------------------------------------------

Estimated Additions to support Alloy Designs growth.


----------------------------------------------------------------------------
                  Additions                          Timing             Cost
----------------------------------------------------------------------------
           Call Center Seats (50)                  Summer 1999         $[  ]*
----------------------------------------------------------------------------
  DC-packing line diverter, OH scan, return        Summer 1999         $[  ]*
                    lines
----------------------------------------------------------------------------
           Call Center Seats (50)                  Summer 2000         $[  ]*
----------------------------------------------------------------------------

TRANSACTION SAVINGS/ADDITION AMORTIZATION SCHEDULE

This schedule is for example only; the value of contract proposal to be calculated will be based on actual transaction billings for the period from contract extension through July 1999, Amortization to be done on a monthly basis (versus the half year that is shown).


--------------------------------------------------------------------------------------------
               DATE                  INVESTMENTS      AMORTIZATION       UNAMORTIZED BALANCE
--------------------------------------------------------------------------------------------
 Transaction Savings Period prior        $[  ]           $[  ]                 $[  ]
             to 7/99
--------------------------------------------------------------------------------------------
       Additions prior 7/99              $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
             Jan 2000                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
            July 2000                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
             Jan 2001                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
            July 2001                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
             Jan 2002                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
            July 2002                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
             Jan 2003                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------
            July 2003                    $[  ]*          $[  ]*                $[  ]*
--------------------------------------------------------------------------------------------